SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549



                              Form 8-K



                           CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported)
                          January 31, 1996



                         SPRINT CORPORATION
       (Exact name of registrant as specified in its charter)



       Kansas                1-4721                48-0457967
      (State of            (Commission           (IRS Employer
     Incorporation)         File Number)         Identification
                               Number)




        2330 Shawnee Mission Parkway, Westwood, Kansas 66205
 (Address of principal executive offices)                (Zip Code)



         Registrant's telephone number, including area code:
                           (913)  624-3000



            P. O. Box 11315, Kansas City, Missouri 64112
          (Mailing address of principal executive offices)

Item 5.  Other Events.

Investment in Sprint by France Telecom and Deutsche Telekom AG

     On January 31, 1996, France Telecom and Deutsche Telekom AG each acquired 31,762,837.48 shares of Class A Preference Stock of the registrant for $1.5 billion, or a total investment in the registrant of $3 billion. Based on the liquidation value and conversion price of the shares of Class A Preference Stock, the shares held by each of France Telecom and Deutsche Telekom AG currently carry 30,798,291.7 votes, or approximately 7.5% of the total voting power of the registrant. The conversion price, and therefore the number of votes, is subject to adjustment in the event the registrant spins off its subsidiary, 360 Communications Company (formerly Sprint Cellular Company), to the holders of its common stock.

     France Telecom and Deutsche Telekom AG will make the remainder of their investment in the registrant following the spin-off of 360 Communications Company, which is expected to occur in the first half of 1996. Following full investment, France Telecom and Deutsche Telekom AG will each own shares of Class A Common Stock of the registrant with approximately 10% of the registrant's voting power. Depending on the price of the stock of the spun-off entity at the time of the spin-off, France Telecom and Deutsche Telekom AG are expected to invest an additional $500 million to $700 million in the registrant. If the spin-off does not occur, the additional investment would be approximately $1.2 billion.

     In connection with the investment, the Articles of Incorporation and the Bylaws of the registrant were amended and France Telecom and Deutsche Telekom AG named their respective chairmen, Michel Bon and Ron Sommer, to the Board of Directors of the registrant.

     Deutsche Telekom AG, France Telecom and the registrant also announced the closing of their new global telecommunications joint venture.

Sprint Telecommunications Venture

     Effective as of January 31, 1996, the registrant, together with Tele-Communications, Inc. ("TCI"), Comcast Corporation ("Comcast") and Cox Communications, Inc. ("Cox"), have entered into a series of agreements amending in certain respects their previously announced joint venture to engage in the communications business (the "Sprint Telecommunications Venture").

     Under the amended agreements, the business of the Sprint Telecommunications Venture will be the provision of wireless services; it will no longer be authorized to engage in the business of providing local wireline communications services to residences and businesses. The obligations of TCI, Cox and Comcast with respect to causing their cable television facilities to be made available to the Sprint Telecommunications Venture for wireline communications services have been terminated, along with any obligation of the Sprint Telecommunications Venture to pay the previously agreed upon compensation for the use of such facilities. In addition, TCI, Comcast and Cox are no longer obligated to contribute to the Sprint Telecommunications Venture their respective interests in Teleport Communications Group Inc., TCG Partners and certain local joint ventures managed by such entities ("TCG").

     The registrant and each of TCI, Comcast and Cox agreed to negotiate in good faith on a market-by-market basis for the provision of local wireline telephony services over the cable television facilities of the applicable cable company under the Sprint brand. Accordingly, local telephony offerings in each market would be the subject of individual agreements to be negotiated between the registrant and each cable company, rather than being provided through the Sprint Telecommunications Venture as previously contemplated.
The companies also reaffirmed their intention to continue to attempt to integrate the business of TCG with that of the Sprint Telecommunications Venture. The agreements also contain certain restrictions on the ability of each company to offer or promote, or package certain of its products or services with, certain products and services of other persons, and require the applicable cable company to make its facilities available to the registrant for specified purposes to the extent that it has made such facilities available to others for such purposes. The agreements described in this paragraph have a five year term that reduces to three years in specified circumstances.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

4A.  Articles of Incorporation, as amended

4B.  Bylaws, as amended

99A. Amendment No. 1 to Joint Venture Agreement, dated as of January 31, 1996, among Sprint Corporation, Sprint Global Venture, Inc., France Telecom, Deutsche Telekom AG and Atlas
      Telecommunications, S.A.

99B. Joint Venture Agreement dated as of June 22, 1995, among Sprint
     Corporation, Sprint Global Venture, Inc., France Telecom and Deutsche Telekom AG (filed as Exhibit (10)(a) to Sprint
     Corporation Quarterly Report on Form 10-Q for the Quarter ended June 30, 1995 and incorporated herein by reference).

99C. Amended and Restated Agreement of Limited Partnership of
     MajorCo., L.P., dated as of January 31, 1996, among Sprint
     Spectrum, L.P., TCI Network Services, Comcast Telephony Services and Cox Telephony Partnership.

99D. Parents Agreement dated as of January 31, 1996, between Sprint
     Corporation and Tele-Communications, Inc.

99E. Parents Agreement dated as of January 31, 1996, between Sprint
     Corporation and Comcast Corporation.

99F. Parents Agreement dated as of January 31, 1996, between Sprint
     Corporation and Cox Communications, Inc.





                              SIGNATURE

       Pursuant to the requirements of the Securities Exchange
      Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SPRINT CORPORATION



                           By  /s/ Michael T. Hyde
                               Michael T. Hyde
                               Assistant Secretary

Dated:   February  12, 1996


                            EXHIBIT INDEX

Exhibit
Number    Exhibit                                 Page No.

4A.  Articles of Incorporation, as amended

4B.  Bylaws, as amended

99A. Amendment No. 1 to Joint Venture Agreement, dated as of January 31, 1996, among Sprint
     Corporation, Sprint Global Venture, Inc.,
     France Telecom, Deutsche Telekom AG and
     Atlas Telecommunications, S.A.

99B. Joint Venture Agreement dated as of June
     22, 1995, among Sprint Corporation, Sprint
     Global Venture, Inc., France Telecom and
     Deutsche Telekom AG (filed as Exhibit
     (10)(a) to Sprint Corporation Quarterly
     Report on Form 10-Q for the Quarter ended
     June 30, 1995 and incorporated herein by reference).

99C. Amended and Restated Agreement of Limited
     Partnership of MajorCo., L.P., dated as of January 31, 1996, among Sprint Spectrum,
     L.P., TCI Network Services, Comcast
     Telephony Services and Cox Telephony
     Partnership.

99D. Parents Agreement dated as of January 31,
     1996, between Sprint Corporation and Tele-
     Communications, Inc.

99E. Parents Agreement dated as of January 31,
     1996, between Sprint Corporation and
     Comcast Corporation.

99F. Parents Agreement dated as of January 31,
     1996, between Sprint Corporation and Cox
     Communications, Inc.